Exhibit 32.2

Certification of

Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Joseph Vazzano, Principal Financial Officer of Avenue Therapeutics, Inc. (the “Company”), in compliance with Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021 (the “Report”) filed with the Securities and Exchange Commission:

●	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
●	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Vazzano
Joseph Vazzano
Chief Financial Officer
(Principal Financial Officer)
November 15, 2021